Prudential Investment Portfolios 12
PGIM US Real Estate Fund

Supplement dated March 15, 2019

to the Currently Effective Prospectus and Statement of Additional Information (SAI)

Effective immediately, Michael Gallagher and Kwok Wing Cheong, CFA will no longer serve as portfolio managers responsible for the day-to-day management of the Fund. Rick J. Romano, CFA and Daniel Cooney, CFA will continue to serve as portfolio managers for the Fund.

To reflect this change, the Fund’s Prospectus and SAI are hereby revised as follows, effective immediately:

I.	All references and information pertaining to Michael Gallagher and Kwok Wing Cheong with respect to the Fund are hereby removed.

LR1178